FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Alabama Municipals Portfolio), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Alabama Municipals Portfolio) on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Louisiana Municipals Portfolio) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Alabama Municipals Portfolio)

Date: April 20, 2004
      --------------


 /s/ James L. O'Connor
----------------------------------
James L. O'Connor
Treasurer

Date: April 20, 2004
      --------------


  /s/ Thomas J. Fetter
----------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Arkansas Municipals Portfolio), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Arkansas Municipals Portfolio) on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Louisiana Municipals Portfolio) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Arkansas Municipals Portfolio)

Date: April 20, 2004
      --------------


 /s/ James L. O'Connor
----------------------------------
James L. O'Connor
Treasurer

Date: April 20, 2004
      --------------


  /s/ Thomas J. Fetter
----------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Georgia Municipals Portfolio), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Georgia Municipals Portfolio) on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Louisiana Municipals Portfolio) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Georgia Municipals Portfolio)

Date: April 20, 2004
      --------------


 /s/ James L. O'Connor
----------------------------------
James L. O'Connor
Treasurer

Date: April 20, 2004
      --------------


  /s/ Thomas J. Fetter
----------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Kentucky Municipals Portfolio), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Kentucky Municipals Portfolio) on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Louisiana Municipals Portfolio) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Kentucky Municipals Portfolio)

Date: April 20, 2004
      --------------


 /s/ James L. O'Connor
----------------------------------
James L. O'Connor
Treasurer

Date: April 20, 2004
      --------------


  /s/ Thomas J. Fetter
----------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Louisiana Municipals Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Louisiana Municipals Fund) on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Louisiana Municipals Portfolio) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Louisiana Municipals
Fund)

Date: April 20, 2004
      --------------


/S/ James L. O'Connor

Treasurer

Date: April 20, 2004
      --------------


/S/ Thomas J. Fetter

President

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Maryland Municipals Portfolio), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Maryland Municipals Portfolio) on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Louisiana Municipals Portfolio) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Maryland Municipals Portfolio)

Date: April 20, 2004
      --------------


 /s/ James L. O'Connor
----------------------------------
James L. O'Connor
Treasurer

Date: April 20, 2004
      --------------


  /s/ Thomas J. Fetter
----------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Missouri Municipals Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Missouri Municipals Fund) on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Louisiana Municipals Portfolio) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Missouri Municipals Fund)

Date: April 20, 2004
      --------------


/S/ James L. O'Connor

Treasurer

Date: April 20, 2004
      --------------


/S/ Thomas J. Fetter

President

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance North Carolina Municipals Portfolio), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance North Carolina Municipals Portfolio) on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Louisiana Municipals Portfolio) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance North Carolina Municipals Portfolio)

Date: April 20, 2004
      --------------


 /s/ James L. O'Connor
----------------------------------
James L. O'Connor
Treasurer

Date: April 20, 2004
      --------------


  /s/ Thomas J. Fetter
----------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Oregon Municipals Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Oregon Municipals Fund) on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Louisiana Municipals Portfolio) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Oregon Municipals Fund)

Date: April 20, 2004
      --------------


/S/ James L. O'Connor
Treasurer

Date: April 20, 2004
      --------------


/S/ Thomas J. Fetter
President

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance South Carolina Municipals Portfolio), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance South Carolina Municipals Portfolio) on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Louisiana Municipals Portfolio) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Municipals Trust (On behalf of Eaton Vance South Carolina Municipals Portfolio)

Date: April 20, 2004
      --------------


 /s/ James L. O'Connor
----------------------------------
James L. O'Connor
Treasurer

Date: April 20, 2004
      --------------


  /s/ Thomas J. Fetter
----------------------------------
Thomas J. Fetter
President

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Tennessee Municipals Fund), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Tennessee Municipals Fund) on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Louisiana Municipals Portfolio) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Tennessee Municipals
Fund)

Date: April 20, 2004
      --------------


/S/ James L. O'Connor
Treasurer

Date: April 20, 2004
      --------------


/S/ Thomas J. Fetter
President

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Virginia Municipals Portfolio), that:

   (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Virginia Municipals Portfolio) on Form N-CSR for the period ended February 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Louisiana Municipals Portfolio) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Virginia Municipals Portfolio)

Date: April 20, 2004
      --------------


 /s/ James L. O'Connor
----------------------------------
James L. O'Connor
Treasurer

Date: April 20, 2004
      --------------


  /s/ Thomas J. Fetter
----------------------------------
Thomas J. Fetter
President